Exhibit 99.1

4Front Announces Delay in Filing of Annual Financial Statements, MD&A and Management Cease Trade Order

PHOENIX, April 16, 2025 /CNW/ - 4Front Ventures Corporation. ("4Front" or the "Company") (CSE: FFNT) (OTCQB: FFNTF) announces that as a result of delays in the completion of its audit, the Company will be unable to meet the filing deadline of April 30, 2025, for filing of the following continuous disclosure documents (collectively, the "Annual Filings"):

•	the Company's Annual Audited Financial Statements for the year ended December 31, 2024, as required by section 4.2 of National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102");
•	the Company's management discussion & analysis for the year ended December 31, 2024, as required by section 5.1(2) of NI 51-102; and
•	the certification of the annual filings for the year ended December 31, 2024.

The delay is a result of financial constraints that have impacted the Company's ability to pay its auditors. The Company is actively working to resolve the issue and expects to be able to file the necessary reports upon completion of securing additional financing, restructuring its liabilities and continuing discussions with one of the company's lessors. While these engagements are ongoing, there is no guarantee that financing or restructuring efforts will be successfully completed. The Company estimates that the filing should occur within sixty days after restarting the audit engagement.

In response to the Annual Filings delay, the Company has applied to the Ontario Securities Commission for a management cease trade order ("MCTO") under National Policy 12-203 - Management Cease Trade Orders ("NP 12-203") that will prohibit the management of the Company from trading in the securities of the Company until such time as the Annual Filings are filed. No decision has yet been made by the Ontario Securities Commission on this application. The Commission may grant the application and issue the MCTO, or it may impose an issuer cease trade order if the Annual Filings are not filed in a timely fashion.

The Company continues to work toward completing its annual financial statements and expects to file the Annual Filings within sixty days of restarting its audit engagement and will issue a news release once the Annual Filings have been filed. The Company has made all efforts and allocated all available resources to the preparation, completion, and filing of the Annual Filings. The Company's auditors have also made significant efforts to complete its audit of the annual financial statements. Until the Company files the Annual Filings, it will comply with the alternative information guidelines set out in NP 12-203. The guidelines, among other things, require the Company to issue bi-weekly default status reports, in the form of news releases, for as long as the Annual Filings remain outstanding.

Until the Company has filed the Annual Filings, members of the Company's management and other insiders are subject to an insider trading blackout. The Company confirms that, other than as disclosed in prior press releases and material change reports, there have been no material business developments since the filing of the Company's interim financial reports for the period ended September 30, 2024, on December 3, 2024. There are no insolvency proceedings involving the Company.

About 4Front Ventures Corp.

4Front is a national, vertically integrated multi-state cannabis operator with operations in Illinois and Massachusetts and facilities in Washington. Since its founding in 2011, 4Front has built a strong reputation for its high standards and low-cost cultivation and production methodologies earned through a track record of success in facility design, cultivation, genetics, growing processes, manufacturing, purchasing, distribution, and retail. To date, 4Front has successfully brought to market more than 20 different cannabis brands and over 1,800 products, which are strategically distributed through its fully owned and operated Mission dispensaries and retail outlets in its core markets. As the Company continues to drive value for its shareholders, its team is applying its decade of expertise in the sector across the cannabis industry value chain and ecosystem. For more information, visit https://4frontventures.com/.

The Canadian Securities Exchange (operated by CNSX Markets Inc.) has neither approved nor disapproved of the contents of this press release.

This press release contains statements which constitute "forward-looking information" within the meaning of applicable Canadian securities laws. Forward-looking information is often identified by the words "may," "would," "could," "should," "will," "intend," "plan," "anticipate," "believe," "estimate," "expect" or similar expressions. Readers are cautioned that forward-looking information is not based on historical facts but instead reflects the Company's management's expectations, estimates or projections concerning the business of the Company's future results or events based on the opinions, assumptions and estimates of management considered reasonable at the date the statements are made. In particular, this news release contains forward-looking information regarding: the filing of the Annual Filings, including the timing for the filing of the Annual Filings; and the application for a MCTO in respect of the Company. There can be no assurance that such forward-looking information will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information. This forward-looking information reflects the Company's current beliefs and is based on information currently available to the Company and on assumptions the Company believes are reasonable. These assumptions include, but are not limited to: the ability of the Company to complete the Annual Filings in the noted timeframe; the MCTO application process and the applicability of that process to the Company.  Although the Company believes that the expectations reflected in such forward-looking information are reasonable, such information involves risks and uncertainties, and undue reliance should not be placed on such information, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information are the following: general economic, business and political conditions, including changes in the financial markets; decreases in the prevailing prices for products in the markets that the Company operates in; adverse changes in applicable laws or adverse changes in the application or enforcement of current laws; regulations and enforcement priorities of governmental authorities; compliance with government regulation and related costs; and other risks described in the Listing Statement of Form 10-K posted on SEDAR+. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The Company does not intend, and does not assume any obligation, to update this forward-looking information except as otherwise required by applicable law.

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SOURCE 4Front Ventures Corp.

View original content to download multimedia: http://www.newswire.ca/en/releases/archive/April2025/16/c8933.html

%CIK: 0001783875

For further information: 4Front Investor Contacts: Andrew Thut, Chief Executive Officer, IR@4frontventures.com, 602 428 5337; 4Front Media Contacts: pr@4frontventures.com, 602 428 5337

CO: 4Front Ventures Corp.

CNW 19:00e 16-APR-25